Exhibit 99.1

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law. Private Securities Litigation Reform Act of 1995 Safe Harbor For Forward-Looking Statements

John Kraft Vice President, Investor Relations and Strategic Analysis welcome

CEO Perspective Financial Update Any Payment, Every Possibility Retail Payments Momentum Real-Time Payments Innovation Payments Intelligence Digital Banking Innovation Q&A Customer Panel AGENDA

Phil Heasley President and CEO Ceo perspective

OUR VISION ACI is a highly focused and unified payments software enterprise that enables any-to-any payment transactions to occur regardless of time, location or type, supporting multi-party payments with the notion that the purchaser directs the payments to his/her provider of choice to satisfy the transaction in an efficient and secure environment.

OUR missioN ACI will lead the transformation of the global payments ecosystem to a real-time, any-to-any paradigm built on acclaimed intellectual property and delivered in the cloud by a team of highly dedicated and innovative payment professionals committed to our customers' success.

Non-Functional Requirements (NFRs) Key Elements of Our Strategy to Increase Customer Value Any Payment, Every Possibility Linux Building services and endpoints to achieve orchestration Highest quality, competitive differentiator Open, modern, low-cost platform

Building and Acquiring the Capabilities for Orchestration



2005
70+ COARSE-GRAINED SERVICES
80+ ENDPOINTS
2005
S2 SYSTEMS
Retail Payments
25+ SERVICES
20+ ENDPOINTS
2006
ELECTRONIC PAYMENTS SYSTEMS
Retail Payments
P&H SOLUTIONS
Business Online Banking
35+ SERVICES
30+ ENDPOINTS
2007
VISUAL WEB SOLUTIONS
Cash Management Solutions for Asia
20+ SERVICES
5+ ENDPOINTS
2009
EURONET ESSENTIS
Card Issuing, Merchant Acquiring
80+ SERVICES
90+ ENDPOINTS
2010
BASE24-eps IS COMPETITIVE WITH CLASSIC BASE24 AS A SWITCHING OFFER
2011
ISD CORPS
Merchant Retail Electronic Payments
10+ SERVICES
70+ ENDPOINTS
2012
S1, DISTRA
Retail Payments, Universal Payments Technology
80+ SERVICES
120+ ENDPOINTS
2012
BASE24-eps
30+ SERVICES
50+ ENDPOINTS
2013
ORCC, OPAY
EBPP
130+ SERVICES
9,000+ ENDPOINTS
2014
ReD
CNP Fraud Prevention
50+ SERVICES
260+ ENDPOINTS
2014
UP BASE24-eps
80+ SERVICES
2015
PAY.ON
eCommerce Gateway Solutions
25+ SERVICES
400+ ENDPOINTS
2016
UP FRAMEWORK
20+ SERVICES
UP RETAIL PAYMENTS SOLUTION WITH LINUX
200+ SERVICES
2017
UP PAYMENTS RISK MANAGEMENT
60+ SERVICES
UNIVERSAL ONLINE BANKER 6.0
250+ SERVICES
UP REAL-TIME PAYMENTS SOLUTION WITH LINUX
75+ SERVICES
UP and APIs
DEVICE DRIVERS
2018
1,200+ FINE-GRAINED SERVICES
12,000+ ENDPOINTS

ACI UNIVERSAL PAYMENTS

Differentiate ACI’s services, solutions and offerings Non-Functional Requirements Capacity 2000 TPS Availability 99.999% uptime Scalability Best-in-class operating cost Security Highly sophisticated protection from data breaches and unauthorized transactions Globality Support for industry-leading number of endpoints to enable connectivity Serviceability Automated deployment and upgrade

High Quality, Low Cost Provider 43% savings vs. Oracle Systems, cTree 66% savings vs. Linux, Oracle 86% savings vs. HPE Non Stop, Enscribe 86% savings vs. IBM System-p, cTree 92% savings vs. IBM System-z, DB2 *For large customers (1,000 TPS average) Potential savings when switching to Linux + PostgreSQL from alternate platforms and databases*

Scott Behrens Chief Financial Officer Financial discussion

Installed in our customers’ data centers globally Term software model ~ $600 million of revenue in 2017 ~ $300* million of EBITDA in 2017 40+ years of experience, long-term customer base with high renewal rates Installed in our global data centers SaaS and Platform model ~ $400 million of revenue in 2017 ~ Negative $40* million of EBITDA in 2017 End of heavy investment cycle in infrastructure, cyber-security, acquisition integration and new product releases 2 P&L Financial Model Characteristics *Fully burdened with corporate overhead costs On Premise Cloud

Execute UP Retail Payments solution (RPS) bridging customers to UP BASE24-eps New UP Real-Time Payments solution (RTPS) New bank and financial intermediary logos Cross-selling to existing customers Secular transaction growth New product releases with industry-leading non-functional requirements Harvest $2B+ backlog Accelerate time to revenue for new logos Accelerate ramping and incremental volume from existing customers Disciplined transaction-based pricing Revenue Drivers On Premise Cloud

Layer on new license and maintenance revenue on top of relatively fixed cost basis Increase implementation services productivity Improve maintenance margins Maintain low attrition Improve cost to operate cloud solutions Improve cost to acquire new logos Deliver high incremental margins through combination of scale and lower investment costs Target “Rule of 40%” over the 5-year planning horizon Profitability Drivers On Premise Cloud

Organic revenue growth Mid-to-upper single digits Adjusted EBITDA margin 100 bps expansion per year Operating free cash flow Track adjusted EBITDA growth New bookings growth High single digits Financial Summary – Five-Year Targets

Craig Saks Chief Operating Officer Any payment, Every possibility.

More Ways to Pay More Payment Capabilities Powerful Payments Orchestration Highest NFRs Any Payment, Every Possibility

ACI by the Numbers 6 Solutions 4 Segments 2 Deployment Options

Non-Functional Requirements Payments Intelligence Digital Channels ENDPOINTS Retail Payments Merchant Payments Real-Time Payments Bill Payments Technology 6 Solution Areas Services Orchestration, API and Endpoint Management

Non-Functional Requirements UP® Payments Risk Management™ Universal Online Banker™ 6.0 ENDPOINTS UP® Retail Payments™ UP® Real-Time Payments™ UP® Bill Payments™ Technology 6 Solution Areas Services Orchestration, API and Endpoint Management UP® eCommerce, UP® Merchant Payments™

1.1T ADDRESSABLE TRANSACTION MARKET 2017 Financial Institutions 313B Financial Intermediaries 638B Merchants 174B Billers 6B 4 Segments

1.6T ADDRESSABLE TRANSACTION MARKET 2022 Financial Institutions 500B Financial Intermediaries 825B Merchants 290B Billers 8B 4 Segments

Financial Institutions Merchants Billers Financial Intermediaries 4 Segments

2 Distribution Options On Premise Cloud

1 Employee Base 1 Intellectual Property Base 1 Commitment to Customers

RETAIL Payments momentum Mandy Killam Executive Vice President ACI On Premise

Non-Functional Requirements UP Payments Risk Management Universal Online Banker 6.0 ENDPOINTS UP Retail Payments UP Real-Time Payments UP Bill Payments Technology Services Orchestration, API and Endpoint Management UP eCommerce, UP Merchant Payments

UP Retail Payments Solution Momentum

UP Retail Payment Solution Key Benefits Non-Functional Requirements Fast Open VALUE

UP Retail Payments Customer Successes Offered digital services with FinTech ecosystem Connected APIs to deliver new payment offerings Standardized common processes across real-time and batch transactions 25+ million regional customers Top 60 global bank 41% of customers acquired digitally Top 20 global bank Acquirer, 800M transactions/year Expanded its digital offering quickly Delivered fast and painless innovation/first-to-market leadership Extended connectivity to new devices and networks, quickly and cost effectively

Solution Expands to Include Real-Time Payments ANY ENDPOINT DEFINED TRANSACTION SOURCES PSPs Banks Merchants Payment Types Central Infrastructure Schemes

API Management Enables Expansion to Broader Payments Ecosystem Developer community New financial services aggregator PSPs Banks Merchants Payment Types Central Infrastructure Schemes API MANAGER ANY ENDPOINT ANY SOURCE

Increasing Customer Value Non-Functional Requirements (NFRs) Expansion of Ecosystem Modern Technology

WA Proctor Vice President, Product Line Manager Immediate Payments & Transaction Banking Real-time payments innovation

Non-Functional Requirements UP Payments Risk Management Universal Online Banker 6.0 ENDPOINTS UP Retail Payments UP Real-Time Payments UP Bill Payments Technology Services Orchestration, API and Endpoint Management UP eCommerce, UP Merchant Payments

Four key pillars of our strategy UP Real-Time Payments Strategy RTGS plus immediate payments Additional Central Infrastructure endpoints On premise and cloud distribution Expanded partner ecosystem

UP BILLPAYMENT UNIVERSAL ONLINE BANKER UP eCOMMERCE UP RETAIL PAYMENTS Expansion of Immediate Payments ORIGINATION AND RECEIPT Cloud On Premise IMMEDIATE PAYMENTS

UP Real-Time Payments Solution UP BILL PAYMENT UNIVERSAL ONLINE BANKER UP eCOMMERCE UP RETAIL PAYMENTS TRADE SYSTEMS TREASURY SYSTEMS CASH MANAGEMENT UP REAL-TIME PAYMENTS SOLUTION API MANAGER RTGS ACH Immediate Payments Money Transfer System Cloud On Premise

Real-Time Payments Around the Globe Heritage Real-Time Planned go live in 2017-2018 In discussion or design

Real-Time Payments Around the Globe Heritage Real-Time Planned go live in 2017-2018 In discussion or design

Partner Stories 40+ banks in Malaysia to connect to scheme, pan ASEAN strategy for expansion 300+ banks in France and Belgium – SWIP to provide pan-EU connections to ECB TIPS and EBA

Mike Braatz Senior Vice President, Business Leader Payments intelligence

Non-Functional Requirements UP Payments Risk Management Universal Online Banker 6.0 ENDPOINTS UP Retail Payments UP Real-Time Payments UP Bill Payments Technology Services Orchestration, API and Endpoint Management UP eCommerce, UP Merchant Payments

Investing in payments and fraud data for real-time decisions ACI Payments Intelligence Fraud / Risk Authorization Intelligent Routing Big Data Engine Analytics Engine Transactions Demographics Profiles Global Consortia 3rd Party Data … Personalization Loyalty / Rewards / Offers

Next-gen real-time fraud prevention UP Payments Risk Management Solution Card Present/ DDA Card Not Present COMMON PLATFORM OF SHARED SERVICES/DATA Service packs: packaged and configured into solutions based on market/customer need Analytics: predictive analytics & big data capable Performance: high volume/ high scale (up to 5000+ TPS) Deployment Model Flexibility: supports all models Low Cost to Operate: run on commodity infrastructure and open source software, single R&D cost base Issuer card fraud Merchant acquirer fraud eCommerce/CNP fraud Immediate payments fraud ACH fraud Wire fraud Online fraud Mobile fraud AML Enterprise fraud Supports Many Use Cases Bank/Issuer Merchant Acquirer/ Processor

Next-Gen Differentiators DEPLOYMENT FLEXIBILITY REAL-TIME TRANSACTION PATH ANALYTICS & DATA PAYMENTS INTEGRATION SHARED INTELLIGENCE On-premise or in the cloud AI and adaptive machine learning Payments and fraud Global fraud insights Fraud screening in real-time Built upon ACI’s Non-Functional Requirements Capacity Availability Serviceability Customer Experience Security Scalability Globality

ACI Fraud Ecosystem Clients / Segments Processor/ Intermediary Bank/Issuer Merchant External Data Partner Enabled MicroServices Data Providers Capabilities Service Providers Proactive Risk Manager ReD Shield Next Gen Capabilities Fraud Engines Cloud On-prem Deployment Options Merchant Fraud Consortium ACI Artificial Intelligence Machine learning Consortium/cooperation Models Rules Analytics Big data repository (Hadoop) Structured/unstructured data Rules/analytics data store ReDi

Investment Value: ACI Business Benefits Improved Margins High Volume Scalability Shared Architecture Fixed Cost Base UP Payments Risk Management Solution

Investment Value: Customer Benefits Realized Doubling of TPS capacity 50% improvement in response time Accelerating shift from rules to analytics Latency improvement by 100% UP Payments Risk Management Solution

Expanding Global Footprint for Fraud 350+ direct customers 5,000+ indirect customers Millions of payments protected daily

UP Payments Risk Management Opportunity Intelligence Value

Digital Banking Innovation Mike Braatz Senior Vice President, Business Leader

Non-Functional Requirements UP Payments Risk Management Universal Online Banker 6.0 ENDPOINTS UP Retail Payments UP Real-Time Payments UP Bill Payments Technology Services Orchestration, API and Endpoint Management UP eCommerce, UP Merchant Payments

Bank Marketplace Challenges Offering APIs to bank’s customers presents new sources of revenue Increased scrutiny from regulators and shareholders necessitates that banks operate more efficiently, reduce costs and reduce number of vendor relationships Small business customers need more sophisticated functionality Banks are facing increased competition from FinTech’s Tier 2 and 3 banks want to “out punch their weight class” with a best-of-breed solution Banks are looking to enhance the customer experience with a focus on ease of use, modern user interface, holistic digital banking experience

Addressing Marketplace Challenges Universal Online Banker 6.0 USER INTERFACE TRANSFORMATION Responsive/adaptive web design Simplification API BANKING Service enablement of all functionality Partner ecosystem MOBILITY Hybrid mobile application Leverage capabilities of device IMMEDIATE PAYMENTS Initiation and receipt TCH, Zelle, others

U.S. Cash Management Vendor Evaluation Report, 2016 Focus on User Experience UOB clients often praise the solution’s overall usability, its breadth of functionality, and its high levels of customization...another client reference speaks highly of the solution’s wire and ACH navigation, approval levels and ability to help the customer win business away from some of the largest bank in its footprint. “ “ Best Payments Flexibility Largest Customer Base Most Open Architecture AWARDS

Greenwich Associates Digital Banking Benchmarking Study - 2016 ACI scores above the top of the peer group range on seven out of nine high level factors. ACI ranks first on a number of factors weighted ‘5’ or most important, including: Online Help / Support, User Administration/ Entitlements, User Authentication, Fraud Prevention/Monitoring, Connectivity and File Services, Integrated Payments/Workflow, ACH / EFT / Non-urgent Payments, Wire Transfers, Information Reporting, Transaction Search/Item Inquiry ACI remains at the top rating range among the Large Banks – North American peer group ACI’s overall rating of 92 ranks first among the Regional North American peer group and outperforms the peer group maximum by ten points. ACI’s overall score represents a three point increase compared to the 2014 score of 89. 92 7/9

Commercial Banking Leaders Rely On ACI

Bank wins ACI Innovation Award MB Financial Selects Universal Online Banker

Mike Braatz Senior Vice President, Business Leader DEMONSTRATION Raj Vaidyanathan Vice President, Product Development Eve Aretakis Executive Vice President, Product Development

Universal Online Banker ACI Wholesale Banking Solutions UP Framework Money Transfer System DDA Loan CIF Image Immediate Payments API access Browser access Mobile access

Universal Online Banker 6.0

Universal Online Banker 6.0

Q&A Phil Heasley President and CEO Scott Behrens Chief Financial Officer Craig Saks Chief Operating Officer

Carolyn Homberger Group President, Global Sales ACI Worldwide Customer panel 2017 Keith Gray Vice President The Clearing House Shawn Griffin Senior Vice President MB Financial Bank Moderator Panelists Diego Manocchio Chief Information Officer Red Link Virginia Sills Fraud Prevention Analyst IKEA

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization, and non-cash compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include: Adjusted EBITDA: net income (loss) plus income tax expense (benefit), net interest income (expense), net other income (expense), depreciation, amortization, and non-cash compensation, as well as significant transaction related expenses and legal judgment. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income (loss). Non-GAAP Financial Measures

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements in this presentation include, but are not limited to, statements regarding: Expectations regarding five year targets, including future increases in organic revenue, adjusted EBITDA margin, operating free cash flow, and new bookings. Forward-Looking Statements All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, the success of our Universal Payments strategy, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our ability to protect customer information from security breaches or attacks, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, exposure to credit or operating risks arising from certain payment funding methods, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, volatility in our stock price, and potential claims associated with our sale and transition of our CFS assets and liabilities. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.